Vanguard Admiral Funds

Vanguard Scottsdale Funds

Vanguard World Fund

Supplement Dated February 1, 2023 to the Statement of Additional Information Dated December 21, 2022

Statement of Additional Information Text Changes

Appendix A to the Statement of Additional Information is amended to add the following additional information:

Proxy Voting Pilot

The Boards of Trustees of Vanguard Admiral Funds, Vanguard World Fund, and Vanguard Scottsdale Funds (the Pilot Funds' Boards) have approved a proxy voting pilot for Vanguard S&P 500 Growth Index Fund, Vanguard ESG U.S. Stock ETF, and Vanguard Russell 1000 Index Fund (the Pilot Funds) beginning February 1, 2023, through June 30, 2023. Fund shareholders whose ownership in a Pilot Fund is available through Broadridge Financial Solutions at the time of the pilot will receive a written or electronic communication that will invite them to choose from among four different proxy voting policies through which they may direct how their pro-rata ownership interest in the Pilot Fund will vote on proposals presented for a vote at the annual shareholder meetings of certain select portfolio companies within the Pilot Fund.

Vanguard has partnered with Broadridge Financial Solutions to leverage its beneficial ownership network to reach as many fund shareholders as possible, including many that hold shares through an intermediary. Pilot Fund shareholders as of January 13, 2023, whose ownership information is available to Vanguard through Broadridge will receive an invitation to participate in the pilot. A second invitation to participate in the pilot will be sent to new Pilot Fund shareholders who own their fund shares as of February 13, 2023. Pilot Fund shareholders who purchase a Pilot Fund after February 13, 2023, will not be eligible to participate in the pilot.

Pilot Fund shareholders' proxy voting preferences will be applied to approximately the largest 25 holdings (as of December 31, 2022) within each Pilot Fund that has record dates and holds annual shareholder meetings during the period of the pilot. With respect to those largest 25 holdings, if the timing of an annual shareholder meeting varies significantly relative to previous years, the security is no longer held within the Pilot Fund as of the record date of its annual shareholder meeting, or operational issues impede inclusion, the security may not be included in the pilot.

The Investment Stewardship Team will continue the day-to-day administration of each Pilot Fund's proxy voting process during the pilot period, overseen by the Investment Stewardship Oversight Committee; however, for the votes for the annual shareholder meetings of each selected portfolio company in the pilot, the Investment Stewardship Team will apply the policy choices directed by Pilot Fund shareholders in proportion to their pro-rata ownership interests. Shareholders that sell all of their shares during the pilot will no longer be able to participate in the pilot after the sale.

Methodology for determining and calculating ownership

Vanguard will rely on the share ownership information provided by your broker or custodian in its calculations. Your percentage ownership of the Pilot Fund – aggregated with other fund shareholders selecting the same policy – will be utilized to calculate the percentage of portfolio company shares to be voted according to the selected policy. This percentage will be applied to the Pilot Fund's votable share position at each company, which may be impacted by securities lending or specific voting restrictions, to determine the number of shares voted pursuant to each policy. The aggregate number of shares allocated to each policy will be rounded to whole shares. Due to rounding or other factors, the proportionate share of portfolio company shares that are voted according to a Pilot Fund shareholder's policy selection may not always exactly match that shareholder's proportionate ownership.

Changes to Policy Selection and Participating Shareholders

Pilot Fund shareholders that select a proxy voting policy may change that policy selection during the pilot by accessing the policy selection site through the link or code provided in the original communication. Updated policy selections will be effective for shareholder meetings with record dates beginning the next business day after the update is submitted. Vanguard has partnered with Broadridge Financial Solutions to leverage its beneficial ownership network to reach as many fund shareholders as possible, including many that hold shares through an intermediary. However, it is possible that some Pilot Fund shareholders may not be able to participate in the pilot if the beneficial ownership information for their shares is not immediately available to Broadridge Financial Solutions.

Proxy Voting Policies

The Pilot Funds' Boards approved four proxy voting policies from which fund shareholders may choose. The four proxy voting policies are: (i) the Vanguard-Advised Funds Proxy Voting Policy, a summary of which is discussed in Appendix A of this Statement of Additional Information; (ii) the Company Board- aligned policy; (iii) the "Not Voting" policy; and (iv) the Glass Lewis ESG policy. If a Pilot Fund shareholder does not select one of the four proxy voting policies, the Pilot Fund will vote that shareholder's pro-rata ownership interest in accordance with the Vanguard-Advised Funds Proxy Voting Policy.

Summaries of the Company Board-aligned policy, the "Not Voting" policy, and the Glass Lewis ESG policy are below. Copies of the approved proxy voting policies are filed as Appendix C to this Statement of Additional Information.

Company Board-aligned policy:

The pro-rata ownership position of Pilot Fund shareholders that select the Company Board-aligned policy will be voted in accordance with the recommendations on each proposal made by the portfolio company's board of directors pursuant to the board's own fiduciary duty to act in the best interest of the company's shareholders. In the absence of a recommendation from the portfolio company's board on a specific proposal, the Pilot Fund will cast an ABSTAIN vote on that shareholder's behalf.

"Not Voting" policy:

The pro-rata ownership position of Pilot Fund shareholders that select the "Not Voting" policy will be left unvoted on all proposals. In instances where a Pilot Fund must execute a vote for procedural reasons, the Pilot Fund will cast an ABSTAIN vote on that shareholder's behalf.

Glass Lewis ESG policy:

The pro-rata ownership position of Pilot Fund shareholders that select the Glass Lewis ESG policy will be voted according to proxy voting recommendations from Glass Lewis & Co., LLC, a third-party proxy advisor, consistent with a view that investment returns can be enhanced through a focus on disclosing and mitigating risks related to environmental, social, and governance issues.

The policy details common items to be voted on by shareholders at company meetings, and the criteria used under the policy to analyze such proposals and determine a recommendation.

The following is a summary of the Glass Lewis ESG policy and does not contain all provisions. This description is qualified in its entirety by reference to the full text of the Glass Lewis ESG policy.

Election of Directors

In analyzing director elections, the Glass Lewis ESG policy generally seeks boards that have sufficient levels of independence, a record of positive performance, diverse backgrounds, and that appoint new directors that have a depth of experience that is relevant to the company.

The Glass Lewis ESG policy generally supports having independent directors serve on the audit, compensation, and nominating and governance committees, depending on the market, and will support shareholder proposals requesting that companies create a committee to oversee material environmental and social issues or calling for the appointment of directors with special expertise, such as environmental or human rights expertise.

The Glass Lewis ESG policy also supports boards that have a diversity of gender, race, and ethnicity, as well as diversity of skills, backgrounds, thoughts, and experiences.

Environmental and social oversight and performance

The Glass Lewis ESG policy looks to ensure that companies maintain appropriate board-level oversight of material risks to their operations, including those that are environmental and social in nature.

The Glass Lewis ESG policy has specific consideration of companies' disclosure of, and policies relating to, climate change, particularly with regard to companies that operate in industries where greenhouse gas emissions represent a financially material risk and may vote against directors in certain instances where the companies fail to meet those expectations.

Compensation

The Glass Lewis ESG policy looks at various factors to evaluate how well a company's compensation practices have been disclosed, whether a company's overall compensation is tied to performance, the metrics companies have used to evaluate executives' performance for purposes of compensation, and how a company's compensation practices compare to its peers. The Glass Lewis ESG policy sets out certain instances when it will vote against a company's compensation proposal, such as when there is a significant disconnect between what the company has paid to executives and the company's performance or when there is inadequate disclosure of the company's compensation plan metrics.

With respect to the Glass Lewis ESG policy's evaluation of proposals related to long-term incentive plan proposals or performance-based equity compensation, the Glass Lewis ESG policy is generally supportive of both and will look to the reasonableness of the compensation relative to the performance of the business as well as what a company's peers have paid.

Governance Structure

The Glass Lewis ESG policy will analyze management proposals regarding various governance structures to determine if the proposed structures are in the best interests of shareholders. The Glass Lewis ESG policy generally supports proposals that do not negatively impact shareholder rights.

Shareholder Proposals

The Glass Lewis ESG policy has a strong emphasis on enhancing the environmental, social, and governance performance of companies and will generally vote for environmental and social shareholder proposals that seek to enhance a company's policies and performance on those issues, as well as proposals that request additional disclosures and board accountability related to environmental, social, and governance issues. In extraordinary cases when companies have failed to adequately mitigate risks stemming from environmental or social practices, the Glass Lewis ESG policy may vote against relevant directors or other management proposals. The Glass Lewis ESG policy will vote against shareholder proposals that seek to limit environmental or social disclosures or practices.

The following is added as Appendix C to the Statement of Additional Information.

Appendix C

Company Board-aligned Policy:

Under this policy, shares will be voted in accordance with the recommendations made by the portfolio company's board of directors on each proposal. In the absence of a recommendation from the portfolio company's board on a specific proposal, the Fund will cast an ABSTAIN vote on the shareholder's behalf.

"Not Voting" Policy:

Under this policy, shares will be left unvoted on all proposals. In instances where a fund must execute a vote for procedural reasons, the Fund will cast an ABSTAIN vote on the shareholder's behalf.

ESG Policy

An Overview of Glass Lewis' ESG Thematic Voting Policy

January 2023

www.glasslewis.com

About Glass Lewis

Glass Lewis is the world's choice for governance solutions. We enable institutional investors and publicly listed companies to make sustainable decisions based on research and data. We cover 30,000+ meetings each year, across approximately 100 global markets. Our team has been providing in-depth analysis of companies since 2003, relying solely on publicly available information to inform its policies, research, and voting recommendations.

Our customers include the majority of the world's largest pension plans, mutual funds, and asset managers, collectively managing over $40 trillion in assets. We have teams located across the United States, Europe, and Asia-Pacific giving us global reach with a local perspective on the important governance issues.

Investors around the world depend on Glass Lewis' Viewpoint platform to manage their proxy voting, policy implementation, recordkeeping, and reporting. Our industry leading Proxy Paper product provides comprehensive environmental, social, and governance research and voting recommendations weeks ahead of voting deadlines. Public companies can also use our innovative Report Feedback Statement to deliver their opinion on our proxy research directly to the voting decision makers at every investor client in time for voting decisions to be made or changed.

The research team engages extensively with public companies, investors, regulators, and other industry stakeholders to gain relevant context into the realities surrounding companies, sectors, and the market in general. This enables us to provide the most comprehensive and pragmatic insights to our customers.

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ESG Thematic Voting Policy

Summary of Changes for 2023

Board Diversity

The ESG Policy has strengthened its policy concerning gender diversity on boards. The policy has been updated to provide that, if less than 30% of the board is female, the ESG Policy will vote against the entire nominating committee for large- and mid-cap companies. Previously, the ESG Policy would vote against male members of the nominating committee in instances where large-cap companies did not have at least 30% gender diversity and the chair of the nominating committee when mid- and small-cap companies did not have at least one woman on their boards. The policy will continue to recommend against male members of the nominating committee when small-cap companies do not have at least one woman on their boards.

The ESG Policy has also been updated to vote against the members of the nominating and governance committee when companies receive a "Poor" score in Glass Lewis' Diversity Disclosure Assessment. This policy will apply to constituents of the Russell 1000. The Diversity Disclosure Assessment is an analysis of companies' proxy statement disclosure relating to board diversity, skills and the director nomination process. This assessment reflects how a company's proxy statement presents: (i) the board's current percentage of racial/ethnic diversity; (ii) whether the board's definition of diversity explicitly includes gender and/or race/ethnicity; (iii) whether the board has adopted a policy requiring women and minorities to be included in the initial pool of candidates when selecting new director nominees ("Rooney Rule"); and (iv) board skills disclosure.

Board-Level Oversight of Environmental and Social Risks

The ESG Policy has been updated to vote against the nominating and governance committee in instances where companies fail to provide explicit board-level oversight of environmental and social issues. While this policy will assess the role of the board in overseeing these issues, it does not take a prescriptive approach to the structure of such oversight (e.g., the oversight function can be performed by specific directors, the entire board, a separate committee, or combined with the responsibilities of a key committee).

Sustainability Disclosure

The ESG Policy has been updated to include specific consideration for companies' disclosure of environmental and social matters. For large-cap companies in most major indices, the ESG Policy will vote against the chair of the board when companies have not provided sufficient sustainability disclosure. For all other companies, the ESG Policy will vote against the chair of the board when they have not produced reporting that is aligned with SASB or if they have not responded to the CDP's climate survey. In both instances, if the chair of the board is also the company's CEO, the ESG Policy will vote against the chair of the audit committee.

Climate Risk

Given the importance of companies' mitigation and management of climate-related risks, the ESG Policy has been updated to include specific consideration for companies' disclosure of and policies concerning climate change. For companies included in the Climate Action 100+ focus list and those that operate in industries where

ESG Thematic Voting Policy

the Sustainability Accounting Standards Board ("SASB") has determined that greenhouse gas ("GHG") emissions represent a financially material risk, the ESG Policy will vote against the chair of the board in instances where a company has not adopted a net zero emissions target or ambition. For all other companies, the ESG Policy will vote against the chair of the board in instances where companies have not established any forward-looking GHG emissions reduction targets. In both instances, if the chair of the board is also the company's CEO, the ESG Policy will vote against the chair of the audit committee.

The ESG Policy has also been updated to reflect investors' growing expectation for robust climate and sustainability disclosures. For Climate Action 100+ focus list companies, as well as those where SASB has determined that GHG emissions represent a material risk, the ESG Policy will vote against the chair of the board when the company has failed to produce reporting that is aligned with the recommendations of the Task force on Climate-related Financial Disclosures ("TCFD"). For all other companies, the ESG Policy will vote against the chair of the board when they have not produced reporting that is aligned with SASB or if they have not responded to the CDP's climate survey.

Stakeholder Considerations

In order to drive long-term shareholder value, companies require a social license to operate. A lack of consideration for stakeholders can present legal, regulatory, and reputational risks. With this view, the ESG Policy will vote against the chair of the board in instances where companies who are not signatories or participants in the United Nations Global Compact ("UNGC") or that have not adopted a human rights policy that is aligned with the standards set forth by the International Labour Organization ("ILO") or the Universal Declaration on Human Rights ("UDHR").

For U.S. companies listed in the S&P 500 index, the ESG Policy will also evaluate whether companies have provided sufficient disclosure concerning their workforce diversity. In instances where these companies have not disclosed their full EEO-1 reports, the ESG Policy will vote against the nominating and governance chair.

Linking Compensation to Environmental and Social Criteria

In addition to Glass Lewis' robust evaluation of companies' compensation plans, the ESG Policy will evaluate if, and to what extent, a company has provided a link between compensation and environmental and social criteria. In most markets, should a company not provide any environmental or social considerations in its remuneration scheme, the ESG Policy will vote against the proposed plan. For companies with a greater degree of exposure to environmental and climate-related issues (i.e., Tier 1 and Tier 2 companies), the ESG Policy will vote against compensation proposals if the company has not adequately incentivized executives to act in ways that mitigate a company's climate impact. Previously, the ESG Policy was looking for a link between compensation and environmental matters, broadly, for Tier 2 companies. The policy has been strengthened to vote against remuneration proposals when there is not a tie between executive compensation and climate- related matters.

Say on Climate

The ESG Policy has been updated to reflect its approach to management proposals asking shareholders to approve climate transition plans ("Say on Climate") as well as shareholder proposals requesting that companies

ESG Thematic Voting Policy

adopt such a vote. The ESG Policy will broadly support shareholder proposals requesting that companies adopt a Say on Climate vote. When companies have placed a management proposal on the ballot asking for approval of companies' climate transition strategies, the ESG Policy will closely evaluate each of these policies to determine if the company has provided sufficient disclosure concerning the boards' role setting corporate strategy in the context of the Say on Climate vote as well as disclosure on how the board intends to interpret the vote results and its engagement with shareholders on the issue. In addition, the ESG Policy will evaluate the company's disclosure in the context of its unique operations and risk profile. As a part of this evaluation, the ESG Policy will determine if sufficient disclosure has been made concerning a company's capital allocations and expenditures in the context of its strategy and will also evaluate any stated net zero ambitions or targets. If either of these are absent, the ESG Policy will generally vote against management Say on Climate proposals.

ESG Thematic Voting Policy

Introduction

Institutional investors are increasingly recognizing the importance of incorporating material environmental, social, and governance (ESG) factors into their investment processes. Active ownership on ESG issues will typically include also applying these considerations to proxy voting practices, and the ESG Policy allows clients to apply these enhanced ESG considerations when voting at the annual and special meetings of their portfolio companies.

The ESG Policy was designed for clients with a strong focus on environmental and social issues or as a supplemental voting policy for ESG-focused funds. This policy is also ideal for investors who would like to vote in a stakeholder-focused and progressive manner.

Implementation of the ESG Policy may vary market-to-market in accordance with regulatory requirements, corporate governance best practices, and other relevant standards in individual markets.

ESG Thematic Voting Policy

Election of Directors

Board of Directors

Boards are established in order to represent shareholders and protect their interests. The ESG Policy seeks boards that have a record for protecting shareholders and delivering value over the medium- and long-term. For boards that wish to protect and enhance the interests of shareholders they must have sufficient levels of independence (the percentage varies by local market practice and regulations), boast a record of positive performance, have directors with diverse backgrounds, and appoint new directors that have a depth of relevant experience.

Board Composition

The ESG Policy examines a variety of elements to the board when voting on director elections. In terms of the directors, the policy looks at each individual on the board and explores their relationship with the company, the company's executives and with other board members. This is to ensure and determine whether a director has an existing relationship with the company that are likely to impact any decision processes of that board member.

The biographical information provided by the company on the individual director is essential for investors to understand the background and skills of the directors of the board. This information should be provided in the company's documents well in advance of the shareholder meeting, in order to give shareholders sufficient time to analyze the information. In cases where the company fails to disclose the names or backgrounds of director nominees, the ESG Policy may vote against or abstain from voting on the directors' elections.

The ESG Policy will vote in favor of governance structures that will drive positive performance and enhance shareholder value. The most crucial test of a board's commitment to the company and to its shareholders is the performance of the board and its members. The performance of directors in their capacity as board members and as executives of the company, when applicable, and in their roles at other companies where they serve is critical to this evaluation.

Directors are formed into three categories based on an examination of the type of relationship they have with the company. The table below includes a breakdown of how Glass Lewis classifies these director relationships with the company.

ESG Thematic Voting Policy

Insider	Affiliate	Independent

> Someone who serves as a	>A director who has a material	>No material financial, familial
director and as an employee of	financial, familial or other	or other current relationships
the Company	relationship with the company,	with the company, it's
	or its executives, but is NOT an	executives or other board
	employee of the company	members except for service

>May also include executive	>A director who owns or	> A director who owns, directly
chairs (who act as an employee	controls, directly or indirectly	or indirectly less than 10% of
of the company or is paid as an	20% or more of the company's	the company's voting stock
employee of the company)	voting stock (except where local	(local regulations and best
	regulations or best practices set	practices may set a different
	a different threshold).	threshold)

	>A director who has been	>A director who has not been
	employed by the company	employed by the company for a
	within the past 5 calendar years	minimum of 5 calendar years

	>A director who performs	>A director who is not involved
	material consulting, legal,	in any Related Party
	advisory, accounting or other	Transactions (RPT) with the
	professional services for the	company (most common RPT's -
	company	Consulting, Legal, and
Accounting/Advisory services)

>A director who is involved in
an "Interlocking Directorship"

Common other reasons the ESG Policy will vote against a director:

(i)A director who attends less than 75% of the board and applicable committee meetings.

(ii)A director who is also the CEO of a company where a serious restatement has occurred after the CEO certified the pre-restatement financial statements.

(iii)An affiliated director when the board is not sufficiently independent in accordance with market best practice standards.

(iv)An affiliate or insider on any of the key committees (audit, compensation, nominating) or an affiliate or insider on any of the key committees and there is insufficient independence on that committee, both of the above can vary in accordance with the markets best practice standards.

ESG Thematic Voting Policy

The following conflicts of interests may hinder a director's performance and may result in a vote against:

(i)A director who presently sits on an excessive number of public company boards (see the relevant market guidelines for confirmation of the excessive amount).

(ii)Director, or a director whose immediate family member, or the firm at which the director is employed, provides material professional services to the company at any time during the past five years.

(iii)Director, or a director whose immediate family member, engages in airplane, real estate or other similar deals, including perquisite type grants from the company.

(iv)Director with an interlocking directorship.

(v)All board members who served at a time when a poison pill with a term of longer than one year was adopted without shareholder approval within the prior twelve months.

(vi)A director who has received two against recommendations from Glass Lewis for identical reasons within the prior year at different companies.

Board Independence

Aboard composed of at least two-thirds independent is most effective in protecting shareholders' interests. Generally, the ESG Policy will vote against responsible directors if the board is less than two-thirds independent, however, this is also dependent on the market best practice standards.

Board Committee Composition

It is best practice to have independent directors serving on the audit, compensation, nominating and governance committees. As such, the ESG Policy will support boards with this structure and encourage change when this is not the case. However, board committee independence thresholds may vary depending on the market.

With respect to the creation of board committees and the composition thereof, the ESG Policy will generally support shareholder proposals requesting that companies create a committee to oversee material E&S issues, such as committees dedicated to climate change oversight or the oversight of public policy risks. The ESG Policy will also generally support shareholder proposals calling for the appointment of directors with specific expertise to the board, such as those requesting the appointment of an environmental expert or an individual with significant human rights expertise.

Board Diversity, Tenure and Refreshment

The ESG Policy acknowledges the importance of ensuring that the board is comprised of directors who have a diversity of skills, backgrounds, thoughts, and experiences. As such, having diverse boards benefits companies greatly by encompassing an array of different perspectives and insights.

In terms of board tenure and refreshment, the ESG Policy strongly supports routine director evaluations, including independent external reviews, and periodic board refreshment in order to enable the company to maintain a fresh set of ideas and business strategies in an ever-changing world and market. Having directors with diverse experiences and skills can strengthen the position of a company within the market. Therefore, the ESG Policy promotes refreshment within boards, as a lack of refreshment can lead to poor company performance. Thus, the ESG Policy may consider voting against directors with a lengthy tenure (e.g. over 12

ESG Thematic Voting Policy

years) when we identify significant performance or governance concerns indicating that a fresh perspective would be beneficial and there is no evidence of any plans of future board refreshment.

The ESG Policy will also evaluate a company's policies and actions with respect to board refreshment and diversity. As a part of this evaluation, we will review the diversity of board members and support shareholder proposals to report on or increase board diversity. The nominating and governance committee, as an agent for the shareholders, is responsible for the governance by the board of the company and its executives. In performing this role, the committee is responsible and accountable for selection of objective and competent board members. To that end, the ESG Policy will: (i) vote against members of the nominating committee in the event that the board has an average tenure of over ten years and the board has not appointed a new nominee to the board in at least five years; (ii) vote the nominating committee in instances where the board of a large- or mid-cap company is comprised of fewer than 30% female directors; or (iii) vote against the male members of the nominating committee where there is not at least one woman on the board of a small-cap company.

The ESG Policy conducts a further level of analysis for U.S. companies included in the Russel 1000 index. For these companies, the ESG Policy will vote against members of the nominating and governance committee when they receive a "Poor" score in Glass Lewis' Diversity Disclosure Assessment. The Diversity Disclosure Assessment is an analysis of companies' proxy statement disclosure relating to board diversity, skills and the director nomination process. This assessment reflects how a company's proxy statement presents: (i) the board's current percentage of racial/ethnic diversity; (ii) whether the board's definition of diversity explicitly includes gender and/or race/ethnicity; (iii) whether the board has adopted a policy requiring women and minorities to be included in the initial pool of candidates when selecting new director nominees ("Rooney Rule"); and (iv) board skills disclosure.

Director Overboarding

For U.S. companies, the ESG Policy will closely review director board commitments and will vote against directors serving on more than five total boards, for directors who are not also executives; and against directors serving more than two total boards, for a director who serves as an executive of a public company.

Board Size

Although there is not a universally acceptable optimum board size, boards should have a minimum of five directors to ensure sufficient diversity in decision making and to enable the establishment of key committees with independent directors. Further, boards should not be composed of more than 20 directors as the board may suffer as a result of too many voices to be heard and have difficulty reaching consensus on issues with this number of members. As a result, the ESG Policy will generally vote against the chair of the nominating committee at a board with fewer than five directors or more than 20 directors.

Classified Boards

The ESG Policy favors the repeal of staggered boards in favor of the annual election of directors. Staggered boards are generally less accountable to shareholders than annually elected directors to the board. In addition, the annual election of directors encourages board members to focus on protecting the interests of shareholders.

ESG Thematic Voting Policy

Further to this, if shareholders are unsatisfied with board members the annual election of directors allows them to voice these concerns.

Controlled Companies

The ESG Policy allows certain exceptions to the independence standards at controlled companies. The board's main function is to protect shareholder interests, however, when an individual, entity, or group own more than 50% of the voting shares, the interests of majority shareholders are the interests of that entity or individual. As a result, the ESG Policy does not apply the usual two-thirds independence threshold on controlled companies instead it includes the following guidelines:

(i)As long as insiders and/or affiliates are connected to the controlling entity, the ESG Policy will accept the presence of non-independent board members.

(ii)The compensation, nominating, and governance committees do not need to consist solely of independent directors. However, the compensation committee should not have any insider members, but affiliates are accepted.

(iii)The board does not need an independent chair or an independent lead or presiding director.

(iv)The audit committee should consist solely of independent directors, regardless of the controlled status of the company.

Significant Shareholders

Significant shareholders are either an individual or an entity which holds between 20-50% of a company's voting power, and the ESG Policy provides that shareholders should be allowed proportional representation on the board and in committees (excluding the audit committee) based on their percentage of ownership.

Director Performance and Oversight

Board members performance and their actions in regard to performance of the board is an essential element to understanding the board's commitment to the company and to shareholders. The ESG Policy will look at the performance of individuals as directors and executives of the company and of other companies where they have served. Often a director's past conduct is indicative of future conduct and performance.

The ESG Policy will typically vote against directors who have served on boards or as executives of companies with records of poor performance, inadequate risk oversight, excessive compensation, audit or accounting- related issues, and other actions or indicators of mismanagement. However, the ESG Policy will also reevaluate the directors based on factors such as the length of time that has passed since the incident, the director's role, and the severity of the issue.

Environmental and Social Oversight and Performance

The ESG Policy considers the oversight afforded to environmental and social issues. The ESG Policy looks to ensure that companies maintain appropriate board-level oversight of material risks to their operations, including those that are environmental and social in nature. When it is clear that these risks have not been properly managed or mitigated, the ESG Policy may vote against members of the board who are responsible for the oversight of environmental and social risks. In the absence of explicit board oversight of environmental and

ESG Thematic Voting Policy

social issues, the ESG Policy may vote against members of the audit committee. In making these determinations, the ESG Policy will take into account the situation at hand, its effect on shareholder value, as well as any corrective action or other response made by the company.

Board-Level Oversight of Environmental and Social Risks

The insufficient oversight of environmental and social issues can present direct legal, financial, regulatory and reputational risks that could serve to harm shareholder interests. As a result, the ESG Policy promotes oversight structures that ensure that companies are mitigating attendant risks ad capitalizing on related opportunities to the best extent possible.

To that end, the ESG Policy looks to boards to maintain clear oversight of material risks to their operations, including those that are environmental and social in nature. These risks could include, but are not limited to, matters related to climate change, human capital management, diversity, stakeholder relations, and health, safety & environment.

Glass Lewis will review a company's overall governance practices to identify which directors or board-level committees have been charged with oversight of environmental and/or social issues. Given the importance of the board's role in overseeing environmental and social risks, the ESG Policy will vote against members of the governance committee that fails to provide explicit disclosure concerning the board's role in overseeing these issues.

Climate Risk

Given the importance of companies mitigation and management of climate-related risks, the ESG Policy includes specific consideration for companies' disclosure of and policies concerning climate change. For companies included in the Climate Action 100+ focus list and those that operate in industries where the Sustainability Accounting Standards Board (SASB) has determined that greenhouse gas (GHG) emissions represent a financially material risk, the ESG Policy will vote against the chair of the board in instances where a company has not adopted a net zero emissions target or ambition. For all other companies, the ESG Policy will vote against the chair of the board in instances where companies have not established any forward-looking GHG emissions reduction targets. In both instances, if the chair of the board is also the company's CEO, the ESG Policy will vote against the chair of the audit committee.

The ESG Policy also takes into consideration investors' growing expectation for robust climate and sustainability disclosures. For Climate Action 100+ focus list companies, as well as those where SASB has determined that GHG emissions represent a material risk, the ESG Policy will vote against the chair of the board when the company has failed to produce reporting that is aligned with the recommendations of the Task force on Climate-related Financial Disclosures (TCFD). For all other companies, the ESG Policy will vote against the chair of the board when they have not produced reporting that is aligned with SASB or if they have not responded to the CDP's climate survey.

Stakeholder Considerations

In order to drive long-term shareholder value, companies require a social license to operate. A lack of consideration for stakeholders can present legal, regulatory, and reputational risks. With this view, the ESG Policy will vote against the chair of the board in instances where companies who are not signatories or participants in the United Nations Global Compact (UNGC) or that have not adopted a human rights policy that is

ESG Thematic Voting Policy

aligned with the standards set forth by the International Labour Organization (ILO) or the Universal Declaration on Human Rights (UDHR).

For U.S. companies listed in the S&P 500 index, the ESG Policy will also evaluate whether companies have provided sufficient disclosure concerning their workforce diversity. In instances where these companies have not disclosed their full EEO-1 reports, the ESG Policy will vote against the nominating and governance chair.

Review of Risk Management Controls

The ESG Policy evaluates the risk management function of a public company on a case-by-case basis. Companies, particularly financial firms, should have a dedicated risk committee, or a committee on the board in charge of risk oversight, as well as a chief risk officer who reports directly to that committee, not to the CEO or another executive of the company. When analyzing the risk management practices of public companies the ESG Policy takes note of any significant losses or write-downs on financial assets and/or structured transactions. In cases where a company has disclosed a sizable loss or write-down, and where the company's board-level risk committee's poor oversight contributed to the loss, the ESG Policy will recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk oversight (committee or otherwise), the ESG Policy may vote against the chair of the board on that basis.

Slate Elections

In some countries, in particular Italy, companies elect their board members as a slate, whereby shareholders are unable to vote on the election of an individual director, but rather are limited to voting for or against the board as a whole. The ESG Policy will generally support the slate if no major governance or board-related concerns have been raised in the analysis, and the slate appears to support and protect the best interests of all shareholders.

Board Responsiveness

Any time 20% or more of shareholders vote contrary to the recommendation of management on compensation or director elections proposals, the board should, depending on the issue, demonstrate some level of responsiveness to address the concerns of shareholders. While the 20% threshold alone will not automatically generate a negative vote from the ESG Policy on a future proposal (e.g., to vote against a director nominee, against a remuneration proposal, etc.), it will be a contributing factor to a vote against management's recommendation in the event we determine that the board did not respond appropriately.

As a general framework, the evaluation of board responsiveness involves a review of the publicly available disclosures released following the date of the company's last annual meeting up through the publication date of the most current Proxy Paper.

Separation of the Roles of CEO and Chair

The separation of the positions of CEO and chair creates a better and more independent governance structure than a combined CEO/chair position. The role of executives is to manage the business based on the course charted by the board. Executives should be in the position of reporting and answering to the board for their

ESG Thematic Voting Policy

performance in achieving their goals as set out by the board. This would become more complicated if they too held the position of chair as it would be difficult for them to fulfil the duty of being both the overseer and policy setter when they, the CEO/chair control both the agenda and boardroom.

The ESG Policy views an independent chair as better able to oversee the executives of the company and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. Such oversight and concern for shareholders allows for a more proactive and effective board of directors that is better able to look out for the interests of shareholders.

Furthermore, it is the board's responsibility to select a chief executive to best serve the company and its shareholders and to replace this person when his or her duties have not been appropriately fulfilled. Such a replacement becomes more difficult and happens less frequently when the chief executive is also in the position of overseeing the board.

However, even considering the above, the ESG Policy will not vote against CEOs who also chair the board. The ESG Policy will generally support separating the positions of CEO and chair whenever the question is posed in a shareholder proposal, as in the long-term it is in the best interests of the company.

In the absence of an independent chair, the ESG Policy will support the appointment of a presiding or lead independent director with authority to set the agenda for the meeting and to lead sessions. In the case where the company has neither an independent chair nor independent lead director, the ESG Policy may vote against the chair of the governance committee.

Governance Following an IPO or Spin-Off

Companies that have recently completed an initial public offering (IPO), or spin-off should be given adequate time to fully adjust and comply with marketplace listing requirements and meet basic corporate governance standards. The ESG Policy generally allows the company a one-year period following the IPO to comply with these requirements and as such refrains from voting based on governance standards (e.g., board independence, committee membership and structure, meeting attendance, etc.).

However, there are some cases that warrant shareholder action against the board of a company that have completed an IPO or spin-off in the past year. The ESG Policy will evaluate the terms of applicable governing documents when determining the recommendations and whether the shareholders rights will be severely restricted. In order to come to a conclusion the following points will be considered:

1.The adoption of anti-takeover provisions such as a poison pill or classified board;

2.Supermajority vote requirements to amend governing documents;

3.The presence of exclusive forum or fee-shifting provisions;

4.Whether shareholders can call special meetings or act by written consent;

5.The voting standard provided for the election of directors;

6.The ability of shareholders to remove directors without cause;

7.The presence of evergreen provisions in the company's equity compensation arrangements; and

8.The presence of a multi-class share structure which does not afford common shareholders voting power that is aligned with their economic interest.

Anti-takeover provisions can negatively impact future shareholders who (except for electing to buy or sell the stock) are unable to weigh in on matters that might negatively impact their ownership interest. In cases where

ESG Thematic Voting Policy

the anti-takeover provision was adopted prior to the IPO, the ESG Policy may vote against the members of the board who served when it was adopted if the board:

(i)Did not also commit to submit the anti-takeover provision to a shareholder vote at the company's next shareholder meeting following the IPO; or

(ii)Did not provide a sound rationale or sunset provision for adopting the anti-takeover provision.

ESG Thematic Voting Policy

Financial Reporting

Accounts and Reports

Excluding situations where there are concerns surrounding the integrity of the statements/reports, the ESG Policy will generally vote for Accounts and Reports proposals.

Where the required documents have not been published at the time that the vote is cast, the ESG Policy will abstain from voting on this proposal.

Income Allocation (Distribution of Dividends)

The ESG Policy will generally vote for proposals concerning companies' distribution of dividends. However, particular scrutiny will be given to cases where the company's dividend payout ratio is exceptionally low or excessively high relative to its peers, and where the company has not provided a satisfactory explanation for this disparity.

Appointment of Auditors and Authority to Set Fees

The role of the auditor is crucial in protecting shareholder value. Like directors, auditors should be free from conflicts of interest and should assiduously avoid situations that require them to make choices between their own interests and the interests of the shareholders. Because of the importance of the role of the auditor, rotating auditors is an important safeguard against the relationship between the auditor and the company becoming too close, resulting in a lack of oversight due to complacency or conflicts of interest. Accordingly, the ESG Policy will vote against auditor ratification proposals in instances where it is clear that a company's auditor has not been changed for 20 or more years.

In instances where a company has retained an auditor for fewer than 20 years, the ESG Policy will generally support management's recommendation for the selection of an auditor, as well as the board's authority to fix auditor fees. However, there are a number of exceptions to this policy, and the ESG Policy will vote against the appointment of the auditor and/or the authorization of the board to set auditor fees in the following scenarios:

•The independence of an incumbent auditor or the integrity of the audit has been compromised.

•Audit fees combined with audit-related fees total less than one-half of total fees.

•There have been any recent restatements or late filings by the company and responsibility for such can be attributed to the auditor (e.g., a restatement due to a reporting error).

•The company has aggressive accounting policies.

•The company has poor disclosure or lack of transparency in financial statements.

•There are other relationships, or issues of concern, with the auditor that might suggest a conflict of interest.

•The company is changing auditors as a result of a disagreement between the company and the auditor on a matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures.

ESG Thematic Voting Policy

Compensation

Compensation Reports and Compensation Policies

Depending on the market, compensation report and policy vote proposals may be either advisory or binding, e.g. in the UK a non-binding compensation report based upon the most recent fiscal year is voted upon annually, and a forward-looking compensation policy will be subject to a binding vote every three years.

In all markets company filings are evaluated closely to determine how well information pertinent to Compensation practices has been disclosed, the extent to which overall compensation is tied to performance, which performance metrics have been employed, as well as how the company's remuneration practices compare to that of its peers.

The ESG Policy will vote against the approval of a compensation report or policy in the following scenarios:

•There is a significant disconnect between pay and performance;

•Performance goals and metrics are inappropriate or insufficiently challenging;

•There is a lack of disclosure regarding performance metrics as well as a lack of clarity surrounding the implementation of these metrics.

•Short-term (e.g., generally less than three year) performance measurement is weighted excessively in incentive plans;

•Excessive discretion is afforded to, or exercised by, management or the Compensation Committee to deviate from defined performance metrics and goals in determining awards;

•Ex gratia or other non-contractual payments have been made and the reasoning for this is inadequate.

•Guaranteed bonuses are established;

•Egregious or excessive bonuses, equity awards or severance payments have been granted;

•Excessive increases (e.g. over 10%) in fixed payments, such as salary or pension entitlements, that are not adequately justified

•Where there is an absence of structural safeguarding mechanisms such as clawback and malus policies included in the Incentive plan.

Linking Compensation to Environmental and Social Issues

On top of Glass Lewis' robust evaluation of companies' compensation plans, the ESG Policy will evaluate if, and to what extent, a company has provided a link between compensation and environmental and social criteria. In most markets, should a company not provide any environmental or social considerations in its remuneration scheme, the ESG Policy will vote against the proposed plan. For companies with a greater degree of exposure to environmental and climate-related issues (i.e., Climate Action 100+ focus list companies and those where SASB has deemed GHG emissions to be financially material), the ESG Policy will vote against compensation proposals if the company has not adequately incentivized executives to act in ways that mitigate a company's climate impact. The ESG Policy will also support shareholder resolutions requesting the inclusion of sustainability metrics in executive compensation plans.

ESG Thematic Voting Policy

Long-Term Incentive Plans

The ESG Policy recognizes the value of equity-based incentive programs. When used appropriately, they provide a means of linking an employee's pay to a company's performance, thereby aligning their interests with those of shareholders. In addition, equity-based compensation is an effective way to attract, retain and motivate key employees.

In order to allow for meaningful shareholder review, incentive programs should generally include:

(i)specific and appropriate performance goals;

(ii)a maximum award pool; and

(iii)a maximum award amount per employee.

In addition, the payments made should be reasonable relative to the performance of the business and total compensation paid to those included under the plan should be in line with compensation paid by the company's peers.

Performance-Based Equity Compensation

The ESG Policy supports performance-based equity compensation plans for senior executives; where it is warranted by both their performance, and that of the company. While it is unnecessary to base equity-based compensation for all employees to company performance, placing such limitations on grants to senior executives is considered advisable (although in specific scenarios equity-based compensation granted to senior executives without performance criteria is acceptable under Glass Lewis guidelines, such as in the case of moderate incentive grants made in an initial offer of employment). While it is not uncommon for a board to state that tying equity compensation to performance goals may hinder them in attracting, and retaining, talented executives, the ESG Policy takes the stance that performance-based compensation aids in aligning executive interests to that of shareholders, and as such will support the company in achieving its objectives.

The ESG Policy will generally vote in favor of all performance-based option or share schemes; with the exception of plans that include a provision to allow for the re-testing of performance conditions; for which a vote against is recommended.

Director Compensation

The ESG Policy supports non-employee directors receiving an appropriate form, and level, of compensation for the time and effort they spend serving on the board and its committees; and director fees being at a level that allows a company to retain and attract qualified individuals. The ESG Policy compares the cost of director compensation to that of peer companies with similar market capitalizations in the same country so that compensation plans may be evaluated thoroughly, and a fair vote outcome reached.

Retirement Benefits for Directors

The ESG Policy will typically vote against the granting of retirement benefits to non-executive directors. Such extended payments can impair the objectivity and independence of these board members. Initial, and annual fees should be of a level that provides appropriate compensation to directors throughout their service to the company.

ESG Thematic Voting Policy

Limits on Executive Compensation

As a general rule, shareholders should not seek to micromanage executive compensation programs. Such matters should be left to the board's compensation committee. The election of directors, and specifically those who sit on the compensation committee, is viewed as an appropriate mechanism for shareholders to express their support, or disapproval, of board policy on this issue. Further, companies whose pay-for-performance is in line with their peers should be granted the flexibility to compensate their executives in a manner that drives sustainable growth. However, the ESG Policy favors performance-based compensation as an effective means of motivating executives to act in the best interests of shareholders. Performance-based compensation may be limited if a chief executive's pay is capped at a low level rather than flexibly tied to the performance of the company.

ESG Thematic Voting Policy

Governance Structure

Amendments to the Articles of Association

The ESG Policy will evaluate proposed amendments to a company's articles of association on a case-by-case basis. The ESG Policy is generally opposed to bundling several amendments under a single proposal as it prevents shareholders from evaluating each amendment on its own merits. In cases, where it is a bundled amendment, the ESG Policy will evaluate each amendment individually and only support the proposal if, in the aggregate, the amendments are in the best interests of shareholders.

Anti-Takeover Measures

Multi-Class Share Structures

The ESG Policy views multi-class share structures as not in the best interests of shareholders and instead is in favor of one vote per share. This structure operates as a safeguard for common shareholders by ensuring that those who hold a significant minority of shares are still able to weigh in on issues set forth by the board. The economic stake of each shareholder should match their voting power and that no small group of shareholders, family or otherwise, should have differing voting rights from those of all other shareholders.

The ESG Policy considers a multi-class share structure as having the potential to negatively impact the overall corporate governance of a company. Companies should have share class structures that protect the interests of non-controlling shareholders as well as any controlling entity. Therefore, the ESG Policy will generally vote in favor of recapitalization proposals to eliminate multi-class share structures. Similarly, the ESG Policy will typically vote against proposals to adopt a new class of common stock.

Cumulative Voting

When voting on cumulative voting proposals, the ESG Policy will factor in the independence of the board and the company's governance structure. Cumulative voting is often found on ballots at companies where independence is lacking and where the appropriate balances favoring the interests of shareholders are not in place. However, cumulative voting increases the ability of minority shareholders to elect a director by allowing shareholders to cast as many shares of stock they own multiplied by the number of directors to be elected. Cumulative voting allows shareholders to cast all their votes for one single nominee, or a smaller number of nominees than up for election, thereby raising the likelihood of electing one or more of their preferred nominees to the board. Accordingly, cumulative voting generally acts as a safeguard for shareholders by ensuring that those who hold a significant minority of shares can elect a candidate of their choosing to the board. As a result, the ESG Policy will typically vote in favor proposals concerning cumulative voting.

However, in the case where the company has adopted a true majority vote standard (i.e., where a director must receive a majority of votes cast to be elected, as opposed to a modified policy indicated by a resignation policy only), the ESG Policy will vote against cumulative voting proposals due to the incompatibility of the two election methods. For companies, that have not adopted the true majority vote standard but have some form of majority voting, the ESG Policy will also recommend voting against cumulative voting proposals if the company has also not adopted anti-takeover provisions and has been responsive to shareholders.

ESG Thematic Voting Policy

In instances where a company has not adopted majority voting standards and is facing both an election on the adoption of majority voting and a proposal to adopt cumulative voting, the ESG Policy will support only the majority voting proposal.

Fair Price Provision

Fair price provisions, which are rare, require that certain minimum price and procedural requirements to be observed by any party that acquires more than a specified percentage of a corporation's common stock. The intention of this provision is to protect minority shareholder value when an acquirer seeks to accomplish a merger or other transaction which would eliminate or change the rights of the shareholder. Fair price provisions sometimes protecting the rights of shareholders in a takeover situation. However, more often than not they act as an impediment to takeovers, potentially limiting gains to shareholders from a variety of transactions that could potentially increase share price. As a result, the ESG Policy will generally vote to fair price provisions.

Supermajority Vote Requirements

The ESG Policy favors a simple majority voting structure except where a supermajority voting requirement is explicitly intended to protect the rights of minority shareholders in a controlled company. In the case of non- controlled companies, supermajority vote requirements act as impediments to shareholder action on ballot items that are critical to their interests. For example, supermajority vote requirements can strongly limit the voice of shareholders in making decisions on critical matters such as the selling of the business. Supermajority vote requirements can also allow small groups of shareholders to overrule and dictate the will of the majority of shareholders. Thus, having a simple majority is appropriate for protecting the rights of all shareholders.

Poison Pills (Shareholder Rights Plan)

The ESG Policy will generally oppose companies' adoption of poison pills, as they can reduce management accountability by substantially limiting opportunities for corporate takeovers. As a result, rights plans can prevent shareholders from receiving a buy-out premium for their stock. Generally, the ESG Policy will vote against these plans to protect their financial interests. While boards should be given wide latitude in directing the activities of the company and charting the company's course, on an issue such as this where the link between the financial interests of shareholders and their right to consider and accept buyout offers is so substantial, shareholders should be allowed to vote on whether or not they support such a plan's implementation. In certain limited circumstances, the ESG Policy will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable 'qualifying offer' clause.

ESG Thematic Voting Policy

Increase in Authorized Shares

Adequate capital stock is important to a company's operation. When analyzing a request for additional shares, the ESG Policy will typically review four common reasons why a company may need additional capital stock:

1.	Stock Split	Three Metrics:
(a) Historical stock pre-split price (if any)
(b) Current price relative to the company's
most common trading price over the past
52 weeks
(c) Some absolute limits on stock price (that
will either make the split appropriate or
would produce an unreasonable price)
2.	Shareholder Defenses	Additional authorized shares could be used to
bolster takeover defenses such as a poison pill.
The proxy filings often discuss the usefulness of
additional shares in defending against a hostile
takeover.

3.	Financing for Acquisitions	Examine whether the company has a history of
using stock for acquisitions and attempts to
determine what levels of stock have generally
been required to accomplish such transactions.

4.	Financing for Operations	Review the company's cash position and its
ability to secure financing through borrowing or
other means.

The ESG Policy will generally support proposals when a company could reasonably use the requested shares for financing, stock splits and stock dividends, as having adequate shares to allow management to make quick decisions and effectively operate the business is critical. The ESG Policy favors that, when a company is undertaking significant transactions, management will justify its use of additional shares rather than providing a blank check in the form of large pools of unallocated shares available for any purpose.

Generally, the ESG Policy will support proposals to increase authorized shares up to 100% of the number of shares currently authorized unless, after the increase the company would be left with less than 30% of its authorized shares outstanding. In markets where such authorities typically also authorize the board to issue new shares without separate shareholder approval, the ESG Policy applies the policy described below on the issuance of shares.

ESG Thematic Voting Policy

Issuance of Shares

The issuance of additional shares generally dilutes existing shareholders in most circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. In cases where a company has not detailed a plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, the ESG Policy will typically vote against the authorization of additional shares. In the case of a private placement, the ESG Policy will also factor in whether the company is offering a discount to its share price.

Generally, the ESG Policy will support proposals to authorize the board to issue shares (with pre-emptive rights) when the requested increase is equal to or less than the current issued share capital. The authority of these shares should not exceed five years unless that is the market best practice. In accordance with the different market practices, the specific thresholds for share issuance can vary. And, as a result, the ESG Policy will vote on these proposals on a case-by-case basis.

The ESG Policy will also generally support proposals to suspend pre-emption rights for a maximum of 5-20% of the issued ordinary share capital of the company, depending on best practice in the country in which the company is located. This authority should not exceed five years, or less for some countries.

Repurchase of Shares

The ESG Policy typically supports proposals to repurchase shares when the plan includes the following provisions:

(i)A maximum number of shares which may be purchased (typically not more than 10-15% of the issued share capital); and

(ii)A maximum price which may be paid for each share (as a percentage of the market price).

Reincorporation

A company is in the best position to determine the appropriate jurisdiction of incorporation. The ESG Policy will factor in several elements when a management proposal to reincorporate the company is put to vote. These elements include reviewing the relevant financial benefits, generally related to incorporate tax treatment, as well as changes in corporate governance provisions, especially those related to shareholder rights, resulting from the change in domicile. In cases where the financial benefits are too small to be meaningful and there is a decrease in shareholder rights, the ESG Policy will vote against the transaction.

Tax Havens

The ESG Policy evaluates a company's potential exposure to risks related to a company's tax haven policies on an as-needed basis and will support shareholder proposals requesting that companies report on the risks associated with their use of tax havens or that request that companies adopt policies to discontinue operations or withdraw from tax havens. The ESG Policy will also vote against reincorporation proposals when companies have proposed to redomicile in known tax havens.

ESG Thematic Voting Policy

Advance Notice Requirements

Typically, the ESG Policy will recommend vote against provisions that would require advance notice of shareholder proposals or of director nominees. Advance notice requirements typically range between three to six months prior to the annual meeting. These requirements often make it impossible for a shareholder who misses the deadline to present a shareholder proposal or director nominee that may be in the best interests of the company. Shareholders should be able to review and vote on all proposals and director nominees and are able to vote against proposals that appear with little prior notice. Therefore, by setting advance notice requirements it limits the opportunity for shareholders to raise issues that may arise after the window closes.

Transaction of Other Business

In general, the ESG Policy will vote against proposals that put the transaction of other business items proposal up for vote at an annual or special meeting, as granting unfettered discretion is unwise.

Anti-Greenmail Proposals

The ESG Policy will support proposals to adopt a provision preventing the payment of greenmail, which would serve to prevent companies from buying back company stock at significant premiums from a certain shareholder. The anti-greenmail provision helps to protect the company as it requires that a majority of shareholders other than the majority shareholder approve the buyback, thus, eliminating cases where a majority shareholder could attempt to charge a board a large premium for the shares.

Virtual-Only Shareholder Meetings

A growing number of companies have elected to hold shareholder meetings by virtual means only. The ESG Policy supports companies allowing a virtual option alongside an in-person meeting, so long as the shareholder interests are not compromised. Without proper controls, conducting a virtual-only meeting of shareholders could eliminate or significantly limit the rights of shareholders to confront, and ask management on any concerns they may have. When companies decide to only hold virtual-only meetings, the ESG Policy will examine the level of disclosure provided by the company on the virtual meeting procedures and may vote against members of the nominating and governance committee if the company does not provide disclosure assuring that shareholders will be afforded the same rights and opportunities to participate as they would at an in-person meeting.

ESG Thematic Voting Policy

Mergers, Acquisitions &

Contested Meetings

For merger and acquisition proposals, the ESG Policy undertakes a thorough examination of all elements of the transactions and determine the transaction's likelihood of maximizing shareholder return. In order to make a voting recommendation, the ESG Policy will examine the process conducted, the specific parties and individuals involved in negotiating an agreement, as well as the economic and governance terms of the proposal.

In the case of contested merger situations, or board proxy fights, the ESG Policy will evaluate the plan presented by the dissident party and how, if elected, it plans to enhance or protect shareholder value. The ESG Policy will also consider any concerns presented by the board, including any plans for improving the performance of the company, when making the ultimate recommendation. In addition, the ESG Policy will support shareholder proposals asking a company to consider the effects of a merger, spin-off, or other transaction on its employees and other stakeholders.

ESG Thematic Voting Policy

Shareholder Proposals

The ESG Policy has a strong emphasis on enhancing the environmental, social and governance performance of companies. Accordingly, the ESG Policy will be broadly supportive of environmental and social shareholder proposals aimed at enhancing a company's policies and performance with respect to such issues. The ESG Policy will also vote in a manner that promotes enhanced disclosure and board accountability. In extraordinary cases when companies have failed to adequately mitigate risks stemming from environmental or social practices, the ESG Policy may vote against:

(i)ratification of board and/or management acts;

(ii)approving a company's accounts and reports; and/or

(iii)relevant Directors

Governance Proposals

The ESG Policy supports increased shareholder participation and access to a company and its board of directors. Accordingly, the ESG Policy will vote in favor of initiatives that seek to enhance shareholder rights, such as the introduction of majority voting to elect directors, the adoption and amendment of proxy access bylaws, the elimination/reduction of supermajority provisions, the declassification of the board, the submission of shareholder rights' plans to a shareholder vote, and the principle of one share, one vote.

The ESG Policy will also support proposals aimed at increasing the diversity of boards or management as well as those requesting additional information concerning workforce diversity and the adoption of more inclusive nondiscrimination policies. Further, the ESG Policy will support enhanced oversight of environmental and social issues at the board level by supporting resolutions calling for the creation of an environmental or social committee of the board or proposals requesting that the board adopt a subject-matter expert, such as one with deep knowledge and experience in human rights or climate change-related issues. The ESG Policy will also generally vote for proposals seeking to increase disclosure of a company's business ethics and code of conduct, as well as of its activities that relate to social welfare.

Environmental Proposals

The ESG Policy will generally support proposals regarding the environment, in particular, those seeking improved sustainability reporting and disclosure about company practices which impact the environment. The ESG Policy will vote in favor of increased disclosure of a company's environmental risk through company-specific disclosure as well as compliance with international environmental conventions and adherence to environmental principles. Similarly, the ESG Policy will support proposals requesting companies develop greenhouse gas emissions reduction goals, comprehensive recycling programs, and other proactive means to mitigate a company's environmental footprint.

The ESG Policy will also vote for proposals seeking that companies provide certain disclosures or adopt certain policies related to mitigating their climate change-related risks. For example, regardless of industry, the ESG Policy will support proposals requesting that companies disclose information concerning their scenario analyses

ESG Thematic Voting Policy

or that request the company provide disclosure in line with certain reporting recommendations, such as those promulgated by the Financial Stability Board's Task Force on Climate-related Financial Disclosures (TCFD). Further, the ESG Policy will support proposals requesting that a company consider energy efficiency and renewable energy sources in its project development and overall business strategy.

With respect to issues related to bioengineering and nanotechnology, the ESG Policy will carefully scrutinize any proposals requesting that a company adopt a policy concerning these matters. In general, the ESG Policy support proposals that seek additional reporting on these topics, as well as the development of safety standards to regulate their use.

The ESG Policy will evaluate a company's impact on the environment, in addition to the regulatory risk a company may face by not adopting environmentally responsible policies. Further, the ESG Policy will consider voting against directors for not appropriately overseeing environmental risk.

Say on Climate

Shareholder Proposals

Beginning in 2021, companies began placing management proposals on their ballots that ask shareholders to vote on their climate transition plans, or a Say on Climate vote. The ESG Policy will generally recommend in favor of shareholder proposals requesting that companies adopt a Say on Climate vote.

Management Proposals

When evaluating management-sponsored votes seeking approval of climate transition plans the ESG Policy looks to the board to provide information concerning the governance of the Say on Climate vote. Specifically, the ESG Policy evaluates whether companies provide sufficient disclosure concerning the board's role in setting strategy in light of this vote, and how the board intends to interpret the vote results for the proposal. In instances where disclosure concerning the governance of the Say on Climate vote is not present, the ESG Policy will either abstain, or, depending on the quality of the plan presented, will vote against the proposal.

The ESG Policy also looks to companies to clearly articulate their climate plans in a distinct and easily understandable document, which, as a best practice, should generally be aligned with the recommendations of the TCFD. In this disclosure, it is important that companies clearly explain their goals, how their GHG emissions targets support achievement of broader goals (i.e. net zero emissions goals), and any foreseeable obstacles that could hinder their progress on these initiatives.

When evaluating these proposals, the ESG Policy will take into account a variety of factors, including: (i) the request of the resolution (e.g., whether companies are asking shareholders to approve its disclosure or its strategy); (ii) the board's role in overseeing the company's climate strategy; (iii) the company's industry and size;

(iv)whether the company's GHG emissions targets and the disclosure of these targets appear reasonable in light of its operations and risk profile; and (iv) where the company is on its climate reporting journey (e.g., whether the company has been reporting and engaging with shareholders on climate risk for a number of years or if this is a relatively new initiative). In addition, the ESG Policy will determine if sufficient disclosure has been made concerning a company's capital allocations and expenditures in the context of its strategy and will also evaluate any stated net zero ambitions or targets. If either of these are absent, the ESG Policy will generally vote against management Say on Climate proposals.

ESG Thematic Voting Policy

Social Proposals

The ESG Policy will support proposals requesting that a company develop sustainable business practices, such as animal welfare policies, human rights policies, and fair lending policies. Furthermore, the ESG Policy will support reporting and reviewing a company's political and charitable spending as well as its lobbying practices. In addition, the ESG Policy will support proposals requesting that companies cease political spending or associated activities.

The ESG Policy will also generally support enhancing the rights of workers, as well as considering the communities and broader constituents in the areas in which companies do business. Accordingly, the ESG Policy will generally vote for proposals requesting that companies provide greater disclosure regarding impact on local stakeholders, workers' rights and human rights in general. In addition, the ESG Policy will support proposals for companies to adopt or comply with certain codes of conduct relating to labor standards, human rights conventions, and corporate responsibility at large. The ESG Policy will also support proposals requesting independent verification of a company's contractors' compliance with labor and human rights standards. In addition, the ESG Policy supports the International Labor Organization standards and encourage companies to adopt such standards in its business operations.

The ESG Policy will provide for a review of the performance and oversight of certain directors in instances in which a company is found to have violated international human rights standards. Pursuant to the ESG Policy, if directors have not adequately overseen the overall business strategy of the company to ensure that basic human rights standards are met or if a company is subject to regulatory or legal action with a foreign government or entity due to human rights violations, the Policy may vote against directors taking into account the severity of the violations and the outcome of the claims.

The ESG Policy also generally votes in favor of proposals seeking increased disclosure regarding public health and safety issues, including those related to product responsibility. In particular, the ESG Policy supports proposals calling for the labeling of the use of genetically modified organisms (GMOs), the elimination or reduction of toxic emissions and use of toxic chemicals in manufacturing, and the prohibition of tobacco sales to minors. The ESG Policy also supports proposals seeking a report on a company's drug reimportation guidelines, as well as on a company's ethical responsibility as it relates to drug distribution and manufacture. The ESG Policy further supports proposals related to worker safety and companies' compliance with internationally recognized human rights or safety standards.

Compensation Proposals

The ESG Policy recognizes that ESG performance factors should be an important component of the overall consideration of proper levels of executive performance and compensation. Therefore, the ESG Policy generally votes in favor of proposals seeking to tie executive compensation to performance measures such as compliance with environmental regulations, health and safety regulations, nondiscrimination laws and compliance with international human rights standards. Furthermore, the ESG Policy will generally support proposals that seek to evaluate overall director performance based on environmental and social criteria.

The ESG Policy will support proposals seeking to prohibit or require more disclosure about stock hedging and pledging by executives. The ESG Policy will also generally support proposals requesting that companies adopt executive stock retention policies and prohibiting the accelerated vesting of equity awards. Furthermore, the

ESG Thematic Voting Policy

ESG Policy will vote in favor of shareholder proposals to link pay with performance, to eliminate or require shareholder approval of golden coffins, and to clawback unearned bonuses. Finally, the ESG Policy will support proposals requesting disclosure from companies regarding gender pay inequity and company initiatives to reduce the gap in compensation paid to women compared to men.

Trojan Horse Proposals

The ESG Policy will carefully examine each proposal's merits in order to ensure it seeks enhanced environmental disclosure and/or practices, and is not conversely aimed at limiting environmental or social disclosure or consideration. Accordingly, the ESG Policy will not support such proposals, which are often referred to as "Trojan Horse" proposals.

ESG Thematic Voting Policy

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ESG Thematic Voting Policy

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© 2022 Glass, Lewis & Co., and/or its affiliates. All Rights Reserved.

This document supplements Glass Lewis' country-specific proxy voting policies and guidelines and should be read in conjunction with those guidelines, which are available on Glass Lewis' website – http://www.glasslewis.com. This document is not intended to be exhaustive and does not address all potential voting issues, whether alone or together with Glass Lewis' country-specific proxy voting policies and guidelines. These guidelines have not been set or approved by the U.S. Securities and Exchange Commission or any other regulatory body. Additionally, none of the information contained herein is or should be relied upon as investment advice. The content of this document has been developed based on Glass Lewis' experience with proxy voting and corporate governance issues, engagement with clients and issuers and review of relevant studies and surveys, and has not been tailored to any specific person or entity.

Glass Lewis' proxy voting guidelines are grounded in corporate governance best practices, which often exceed minimum legal requirements. Accordingly, unless specifically noted otherwise, a failure to meet these guidelines should not be understood to mean that the company or individual involved has failed to meet applicable legal requirements.

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ESG Thematic Voting Policy

Vanguard-advised funds

Proxy voting policy for U.S. portfolio companies

Introduction

The information below, organized according to Vanguard Investment Stewardship's four principles, is the voting policy adopted by the Boards of Trustees of the Vanguard-advised funds (the "Funds' Boards")1 and describes the general positions of the funds on proxy proposals presented for shareholders to vote on by U.S.- domiciled companies.

It is important to note that proposals often require a facts-and-circumstances analysis based on an expansive set of factors. Proposals are voted case by case, under the supervision of the Investment Stewardship Oversight Committee and at the direction of the relevant Fund's Board. In all cases, proposals are voted as determined in the best interests of each fund consistent with its investment objective.

1This voting policy details the general positions of the funds for each portfolio advised by Vanguard, including Vanguard index funds and ETFs and the fund assets managed by Vanguard Quantitative Equity Group ("Vanguard-advised funds"), on recurring proxy proposals for U.S.-domiciled companies. Each of the U.S. mutual funds advised by Vanguard retains proxy voting authority and this voting policy reflects the U.S. Funds Boards' instructions governing proxy voting by the Vanguard-advised funds.

Principle I: Board composition and effectiveness

A fund's primary interest is to ensure that the individuals who represent the interests of all shareholders are independent, committed, capable, diverse, and appropriately experienced. Diversity of thought, background, and experience, as well as of personal characteristics (such as gender, race, ethnicity, and age), meaningfully contribute to the ability of boards to serve as effective, engaged stewards of shareholders' interests.

Majority board independence2

A fund will generally vote against the nominating committee and all nonindependent board members of a noncontrolled company if that company does not maintain a majority independent board. In the second year that a board is not majority independent, the fund may vote against the entire board. Independence is generally defined in accordance with the relevant exchange listing standards, with the following exceptions:

•Former CEOs. Former CEOs will not be considered independent unless they held only an "interim" CEO position for less than 18 months. An interim CEO who held that temporary position for less than 18 months will be considered independent three years after leaving the position.

•CEO interlocks. CEOs who sit on one another's boards will not be considered independent.

•Other factors. If it is determined, through engagement or research, that a director's independence has been compromised, that director may not be considered independent regardless of technical compliance with the exchange listing standards. Likewise, certain circumstances could lead to the determination that a director is independent, regardless of compliance with listing standards.

Key committee independence

At noncontrolled companies, a fund will typically vote against nonindependent directors who serve on the following key committees (or their equivalent):

•audit committee

•compensation committee

•nominating and governance committee

In addition to voting against nonindependent committee members, a fund will generally vote against the entire nominating committee if any of the committees noted above is not 100% independent, regardless of the independent status of any committee members. If a board has no nominating and governance committee and instead acts as its own nominating committee, a fund will generally also vote against all directors, except where only the board's independent directors nominate directors and/or make the final appointment decision.

At controlled companies, a fund will generally support a nonindependent director on a compensation committee or a nominating and governance committee, so long as this nonindependence is not due to the director's status as an employee or former employee (within the past three years) of the company or affiliation with the controlling shareholder (if the CEO is a party to the controlling shareholder) and the relevant committee is majority independent.

In both instances, if nominating committee members are not up for election in a given year, a fund may vote against any other relevant board member(s).

2The relevant exchange listing standards provide an exception to the majority board independence requirement for controlled companies (companies in which more than 50% of the voting securities are controlled by a shareholder or group of affiliated shareholders). Accordingly, this guideline applies only to noncontrolled companies. A noncontrolled company is a company in which 50% or less of the voting power for the election of its directors is held by a single person, entity, or group.

Director capacity and commitments

Directors' responsibilities are complex and time-consuming. Therefore, a director may be considered "overboarded" if the number of directorship positions that they have accepted makes it challenging to dedicate the requisite time and attention to effectively fulfill their responsibilities at each company. While no two boards are identical and time commitments may vary, the funds believe that the limitations below are appropriate, absent compelling evidence to the contrary.

A fund will generally vote against any director who is a named executive officer (NEO) and sits on more than two public boards. The two boards could comprise either the NEO's "home board" (i.e., a company where the NEO serves as an executive officer) plus one outside board, or two outside boards if the NEO does not serve on their home board. If an NEO sits on more than two public boards, a fund will typically vote against the nominee at each company where they serve as a nonexecutive director, but not at the nominee's home board.

A fund will also generally vote against any director who serves on more than four public company boards. In that instance, the fund will typically vote against the director at each company except the one where they serve as board chair or lead independent director.

In certain instances, a fund will consider voting for a director who would otherwise be considered overboarded under the standards above because of company-specific facts and circumstances. This may include, but is not limited to, indications that the director will have sufficient capacity to fulfill their responsibilities and/or a review of the full board's skill and diversity composition. In addition, a fund may vote for an overboarded director if the director has publicly committed to stepping down from the directorship(s) necessary to fall within the thresholds listed above.

The Vanguard funds look for portfolio companies to adopt good governance practices regarding director commitments, including an overboarding policy and disclosure of the board's oversight of the implementation of that policy. Helpful disclosure includes a discussion of what a company's policy is (e.g., what limits are in place) and, if a nominee for director exceeds its policy, any considerations and rationale for their nomination. Additionally, it is good practice to include disclosure of how the board settled on its policy and how frequently it is reviewed to ensure it remains appropriate.

Escalation process: Director and committee accountability

In certain instances, a fund will vote against a director as a means to express concerns regarding governance failings or other issues that remain unaddressed by a company. A fund will generally not apply such a vote against a director who has served less than one year on the board and/or applicable committee but may apply it to another relevant director in their place. Issues that could spur such votes may include:

Lack of majority board and key committee independence. A fund will generally vote against relevant directors in order to raise concerns when a company lacks majority board independence or key committee independence.

•"Zombie" directors. A fund will typically vote against members of the nominating committee if management proposes the reappointment of a director or directors who failed to receive majority shareholder support and the board has not resolved the underlying issue driving the lack of shareholder support. This vote should apply only when a fund withheld initial support for a director. If nominating committee members are not on the ballot in any given year, a fund may vote against other relevant board members.

•Limiting shareholder rights. A fund will generally vote against members of a governance committee in response to unilateral board actions that meaningfully limit shareholder rights (including, but not limited to, the unilateral adoption of exclusive forum provisions that do not align with the funds' policy or changing bylaws to include overly onerous advance notice provisions). This vote is based on a holistic review of the company's governance structures and is applied only when there is concern that shareholders are unable to exercise their voice. If governance committee members are not on the ballot in any given year, a fund may vote against other relevant board members.

•Compensation-related situations.

–A fund will generally vote against compensation committee members when it votes against the company's Say on Pay proposal in consecutive years unless meaningful improvements have been made to executive compensation practices since the prior year.

–If egregious pay practices are identified, a fund will generally vote against compensation committee members if Say on Pay is not on the ballot.

–A fund will generally also vote against compensation committee members when the fund votes against an equity compensation plan.

•Nonresponsiveness to proposals. A fund will generally vote against members of the relevant committee for failure to adequately respond to proposals (management or shareholder) that received the support of a majority of shares, including the support of the fund, based on votes cast at a prior year's shareholder meeting.

•Oversight failure. If a situation arises in which the board has failed to effectively identify, monitor, and ensure management of material risks and business practices under its purview based on committee responsibilities, a fund will generally vote against the relevant committee members and/or other relevant directors. These risks may include material social and environmental risks, inclusive of climate change.

–To assess a climate risk oversight failure, factors for the fund to consider include: the materiality of the risk; the effectiveness of disclosures to enable the market to understand and price the risk; whether the company has disclosed business strategies including reasonable risk mitigation plans in the context of the anticipated regulatory requirements and changes in market activity in line with the Paris Agreement or subsequent agreements; and consideration for company-specific context, market regulations, and expectations. The fund will also consider the board's overall governance of and effective independent oversight of climate risk.

•When a specific risk does not fall under the purview of a board committee, a fund will generally vote against the lead independent director and/or chair, and/or any other relevant director(s).

•Lack of board diversity. Absent a compelling reason, a fund will generally vote against the nominating and/or governance committee chair, or another relevant board member if the nominating and/or governance committee chair is not up for reelection, if a company's board is making insufficient progress in its diversity composition and/or in addressing its board diversity-related disclosures.

–To determine progress on enhanced board diversity and related disclosure, in relation to this policy, factors for the fund to consider include applicable market regulations and expectations, along with additional company-specific context.

–A board should, at a minimum, represent diversity of personal characteristics, inclusive of at least diversity in gender, race, and ethnicity on the board. Additionally, boards should reflect diversity of other attributes including tenure, skills, and experience.

–Boards should take action to reflect a board composition that is appropriately representative, relative to their markets and to the needs of their long-term strategies. Given that many boards still have an opportunity to increase diversity across different dimensions, such boards should demonstrate how they intend to continue progress.

•Disclosure of directors' personal characteristics (such as race and ethnicity) should occur on a self-identified basis and may occur on an aggregate level or individual director level. Disclosure of skills and experience at the director level is expected. See policy on "Diversity and qualifications disclosure" for additional information on diversity disclosure.

•Audit failures.

–A fund will generally vote against audit committee members when nonaudit fees exceed audit-related fees without sufficient disclosure or when the fund votes against an audit-related management proposal.

–A fund will generally vote against audit committee members in instances of a material misstatement or material weakness in multiple years without sufficient remedy.

Contested director elections

•A fund will vote case by case on shareholder nominees in contested director elections. The analysis of proxy contests focuses on three key areas:

•The case for change at the target company

–How has the company performed relative to its peers?

–Has the current board's oversight of company strategy or execution been deficient?

–Is the dissident focused on strengthening the target company's long-term strategy and shareholder returns?

•The quality of the company and of dissident board nominees

–Is there reason to question the independence, engagement, or effectiveness of the incumbent board?

–Has the board delivered strong oversight processes with long-term shareholders' interests in focus?

–Are the directors proposed by the dissident (whether the full slate or a subset) well- suited to address the company's needs, and is this a stronger alternative to the current board?

•The quality of company governance

–Did the board engage in productive dialogue with the dissident?

–Is there evidence of effective, shareholder- friendly governance practices at the company?

–Has the board actively engaged with shareholders in the past?

Director attendance

A fund will generally vote against directors who attended less than 75% of board or committee meetings (in the aggregate) in the previous year unless an acceptable extenuating circumstance is disclosed.

Diversity and qualifications disclosure

Many corporate boards lack diversity (including gender, ethnic, and racial diversity). Shareholders are using the proxy ballot to ask corporations to provide details on a board's diversity and additional diversification plans.

Boards can inform shareholders of the board's current composition and related strategy by disclosing at least the following:

•statements from the nominating committee (or other relevant directors) on the board's intended composition strategy, including expectations for year-over-year progress

•policies related to promoting progress toward increased board diversity

•current attributes of the board's composition

Board diversity disclosure should at least include the genders, races, ethnicities, tenures, skills, and experience that are represented on the board.

Disclosure of personal characteristics (such as race and ethnicity) should be on a self-identified basis and may occur at an aggregate level or at the director level. Disclosure of tenure, skills, and experience at the director level is expected (see details on "skill matrix" formats below).

In addition, proposals that call for a skills matrix seek to give shareholders a big-picture view of directors' attributes and how they fit together. Shareholders can then assess how well-suited director nominees are in light of the company's evolving business strategy and risks and the overall mix of director skills and experience. Shareholders will thus be able to make better- informed proxy voting decisions. While the funds generally support these types of disclosure and would typically support these proposals, companies may already have sufficient disclosure, procedures, or policies in place.

Independent chair of the board

Many proposals seek to require that companies not permit the same person to serve as both CEO and chair of the board of directors. Proponents believe that separation of these duties will create a more independent board. These proposals are most often submitted by shareholders.

The funds believe this matter should be within the purview of a company's board. Therefore, a fund will generally vote against shareholder proposals to separate the CEO and chair roles, absent significant concerns regarding independence or effectiveness of the board.

When independence or effectiveness concerns suggest that an exception may be appropriate, the following factors, among others, are considered:

•Lack of a lead independent director role. A strong lead independent director generally provides sufficient independent perspective to balance the perspective of a nonindependent chair. Structures that do not provide a strong counterweight to insider leadership warrant requiring independent oversight.

•Lack of board accessibility. Communicating directly with independent board members, including a lead independent director or committee chairs, is an important way for shareholders to exchange perspectives. Restricting access to independent board members through policy or practice may prevent the board from receiving comprehensive feedback from shareholders to incorporate into corporate practices.

–It may also contribute to a culture of management entrenchment by controlling the messages the board receives.

•Low overall board independence. High affiliated representation on the board may outweigh independent voices and further entrench insider leadership. Enhancing the role of independent directors may offer a counterweight to the nonindependent voices on the board. As noted by the guidelines for director independence, issues beyond exchange standards for technical independence may be considered in determining overall board independence.

•Governance structural flaws. Certain governance practices and corporate structures may create an environment more favorable to potential entrenchment of management and other insider board members. For example, multiple share classes with different voting rights limit shareholders' voices, and key committees that are not fully independent restrict a board's role in management oversight.

•Lack of responsiveness. A pattern of being unresponsive to shareholders (e.g., a failure to act, or slow action, on shareholder votes) may indicate that a board is entrenched. A stronger independent leadership role may be necessary to remedy this.

•Oversight failings. Governance crises may indicate entrenchment or that the board is not receiving sufficient information from management to appropriately fulfill its oversight role. Evidence of failure to provide appropriate governance oversight and/or evidence of failure to oversee material or manifested risks, including those that may be considered "social" or "environmental," will be taken into account. In addition, board decisions that impair shareholder rights (e.g., unilaterally classifying the board) may indicate that a board does not properly value shareholder rights.

Principle II: Oversight of strategy and risk

Boards are responsible for effective oversight and governance of their companies' most relevant and material risks and for governance of their companies' long-term strategy. Boards should take a thorough, integrated, thoughtful approach to identifying, quantifying, mitigating, and disclosing risks that have the potential to affect shareholder value over the long term. Boards should communicate their approach to risk oversight to shareholders through their normal course of business.

Capitalization

•Increase in authorized common stock. A fund will generally vote for a proposal to increase authorized common stock if the proposed increase represents potential dilution less than or equal to 100%. It may vote for an increase resulting in more than 100% dilution if the increase is to be used for a stock split.

•Reverse stock split. A fund will typically vote for a reverse split of outstanding shares if the number of shares authorized is proportionately reduced and the difference in reduction results in dilution equal to or less than 100%. Regardless of the level of dilution, it will generally vote for a reverse split if it is necessary for the company to remain listed on its current exchange.

•Decrease in outstanding shares to reduce costs. A fund will generally vote for a proposal to reduce outstanding shares to reduce costs if the level at which affected investors are cashed out is not material.

•Amendment of authorized common stock/ preferred stock. A fund will generally vote for proposals to create, amend, or issue common or preferred stock unless the rights of the issuance are materially different from the rights of current shareholders (i.e., differential voting rights) or include a blank-check provision. It will generally vote against proposals to create such stock if the accompanying disclosure does not include a statement affirming that the new issuance will not be used for anti-takeover purposes.

•Tracking stock. A fund will generally vote for the issuance of tracking stock as a dividend to current shareholders. It will vote case by case on proposals to offer tracking stock through an initial public offering based on the proposed use of the proceeds, as well as on proposals calling for the elimination of tracking stock.

Mergers, acquisitions, and financial transactions

A fund will vote case by case on all mergers, acquisitions, and financial transactions. A fund seeks to assess the likelihood that a transaction preserves or will create long-term value for shareholders. A fund's evaluation of each transaction is governance-centric and focuses on four key areas:

•Valuation

•Strategic rationale

•Board oversight of the deal process

•The surviving entity's governance profile

In evaluating board oversight, the funds will consider independence, potential conflicts of interest, and management incentives.

Bankruptcy proceedings

A fund will vote case by case on all proposals related to bankruptcy proceedings. When evaluating proposals to restructure or liquidate a firm, a fund will consider factors such as the financial prospects of the firm, alternative options, and management incentives.

Environmental/social proposals

Disclosure proposals

A fund will vote case by case on disclosure-related management and shareholder proposals based on the materiality of environmental and social risks to a company.

Clear, comparable, consistent, and accurate disclosure enables shareholders to understand the strength of a board's risk oversight. Because sustainability disclosure is an evolving and complex topic, a fund's analysis of related proposals aims to strike a balance in avoiding prescriptiveness and providing a long-term perspective.

Targets, policies, and practices proposals

Similarly, a fund will vote case by case on management and shareholder proposals that request adoption of specific targets or goals and on proposals that request adoption of environmental or social policies and practices.

Shareholders typically do not have sufficient information about specific business strategies to propose specific targets or environmental or social policies for a company, which is a responsibility that resides with management and the board. As a result, shareholder proposals that are more prescriptive in nature will generally not be supported by a fund.

Considerations for environmental and social proposals:

Each proposal will be evaluated on its merits and in the context that a company's board has ultimate responsibility for providing effective oversight of strategy and risk management. This oversight includes material sector- and company- specific sustainability risks and opportunities that have the potential to affect long-term shareholder value.

While each proposal will be assessed on its merits and in the context of a company's current practices and public disclosures, vote analysis will also consider these proposals relative to market norms or widely accepted frameworks endorsed or already referenced by Vanguard's Investment Stewardship program. Input from the board, management, and proponents may also be taken into consideration. To assist companies in understanding relevant principles, research, or past voting decisions, Vanguard will from time to time publish perspectives on notable issues and best practices for companies to consider on specific environmental or social matters.

A fund may support shareholder proposals that:

•Address a shortcoming in the company's current disclosure relative to market norms or to widely accepted frameworks endorsed or referenced by Vanguard's Investment Stewardship program (e.g., the Sustainability Accounting Standards Board, the Task Force on Climate-related Financial Disclosures);

•Reflect an industry-specific, materiality-driven approach; and

•Are not overly prescriptive in dictating company strategy or day-to-day operations, or about time frame, cost, or other matters.

If the above criteria are met, a fund is likely to support the following types of proposals:

Specific to environmental proposals (not exhaustive):

•Request disclosure related to companies' Scope 1 and Scope 2 emissions data, and Scope 3 emissions data in categories where climate- related risks are deemed material by the board

•Assessment of the climate's impact on the company, disclosing appropriate scenario analysis and related impacts on strategic planning

Specific to social risk proposals (not exhaustive):

•Request disclosure on workforce demographics inclusive of gender, racial, and ethnic categories, considering other widely accepted industry standards, and if appropriate under applicable laws and regulations. This could include publishing EEO-1 reports.

•Request disclosure on the board's role in overseeing material diversity, equity, and inclusion (DEI) risks or other material social risks.

•Request disclosure of the company's approach to board composition, inclusive of board diversity, and/or adoption of targets or goals related to board diversity (without prescribing what such targets should be, unless otherwise specified by applicable laws, regulatory requirements, or listing standards).

•Request inclusion of sexual orientation, gender identity, minority status, or protected classes, as appropriate under applicable laws and regulations, in a company's employment and diversity policies when the company has not already formally established such protections. A fund will generally not support proposals asking companies to exclude references to sexual orientation and/or gender identity, interests, or activities in their employment and diversity policies.

Additional considerations:

Corporate political activity proposals:

•A fund will vote case by case on all shareholder proposals that request greater disclosure of a company's political spending and/or lobbying activities, policies, or practices.

•Factors for consideration include, but are not limited to, applicable laws and regulations regarding political spending and/or lobbying; the prevalence of corporate political activity within a company's industry; the company's current disclosure and level of board oversight of current corporate political activity; disclosure regarding trade associations or other groups that a company supports, or is a member of, that engage in lobbying activities; and recent controversies, litigation, fines, or other manifested risks associated with the company's corporate political activity.

Independent auditors

•Ratification of management's proposed independent auditor. A fund will vote case by case on the ratification of independent auditors when there is a material misstatement of financials or other significant concern about the integrity of the company's financial statements. The fund may vote against ratification when taxes and all other fees exceed the audit and audit-related fees, unless the company's disclosure makes clear that the non-audit fees are for services that do not impair independence.

•Rotations of auditing firms. A fund will vote case by case on proposals mandating auditor rotation.

•Requirement for a shareholder vote. A fund will generally vote for shareholder proposals that require companies to submit ratification of auditors to a shareholder vote.

Principle III: Compensation

Compensation policies linked to long-term relative performance are fundamental drivers of sustainable, long-term value for a company's investors. Providing effective disclosure of these practices, their alignment with company performance, and their outcomes is crucial to giving shareholders confidence in the link between incentives and rewards and the creation of long-term value.

Advisory votes on executive compensation (Say on Pay)

Because norms and expectations vary by industry type, company size, company age, and geographic location, the following guidelines are intended to represent preferences for executive compensation and are not a "one-size-fits-all" tool.

Considerations fall into three broad categories:

•alignment of pay and performance

•compensation plan structure

•other considerations

In general, a fund will vote case by case on executive compensation proposals (including Say on Pay, compensation reports, and compensation policies) and will support those that enhance long-term shareholder value. It may also vote for compensation proposals that reflect improvements in compensation practices if the proposals are not perfectly aligned with all these guidelines but are clearly in the interests of long- term shareholder value.

Vanguard funds do not take a one-size-fits- all approach to executive compensation. The funds believe that all metrics—financial and nonfinancial—within an executive compensation plan should be rigorously designed, thoroughly disclosed, and tied to long-term performance goals related to strategic objectives or material risks.

While a fund will not be prescriptive as to exact structure of a compensation plan, it will seek structures and processes that can reasonably be expected to align pay and performance over time. Such structures may include a meaningful portion of equity vesting on performance criteria, strategically aligned performance metrics set to rigorous goals, and clear disclosure of the program and outcomes enabling shareholders to understand the connection to long-term shareholder value, among other factors. A fund does not look for nonfinancial metrics (such as ESG metrics) to be a standard component of all compensation plans. When compensation committees choose to include nonfinancial metrics, we look for the same qualities we do with more traditional metrics, such as rigor, disclosure, and alignment with key strategic goals and/or material risks.

The following situations are among those that raise a high level of concern in a compensation plan:

•Pay outcomes are significantly higher than those of peers but total shareholder return is well below that of peers.

•The long-term plan makes up less than 50% of total pay.

•The long-term plan has a performance period of less than three years.

•Plan targets are reset or retested or are not rigorous.

•The target for total pay is set above the peer- group median.

The following situations are among those that raise warning signs, or a moderate level of concern:

•The peer group used to benchmark pay is not comparably aligned with the company in size or strategy.

•The plan uses absolute metrics only.

•The plan allows for positive discretion only

•The company uses one-time (e.g., retention) awards.

•The disclosure related to plan structure or payout is limited.

Say on Pay frequency

A fund will typically vote for management proposals to put Say on Pay to an annual vote as opposed to a vote every two years or three years.

Additional executive pay matters

•Severance packages/golden parachutes. A fund will typically vote for proposals to approve golden parachutes unless they are "excessive or unreasonable" (i.e., severance payments that total more than 2.99 times salary plus targeted bonus and/or have single trigger cash or equity payments). We believe any new or renewed severance agreements that provide excessive or unreasonable severance should be submitted to shareholders for approval. A fund may also vote for proposals to approve Say on Severance unless they are excessive or unreasonable. A fund will generally support shareholder proposals requiring that future golden parachutes be put to a vote, provided that ratification after the fact is permitted. A fund will generally support shareholder proposals requiring that new or renewed agreements that provide excessive or unreasonable severance be approved by shareholders, unless an issuer has adopted a policy that requires shareholder approval for such agreements.

•Shareholder proposals on pay for superior performance. A fund will generally vote against shareholder proposals that call for companies to set standards that require pay for superior performance, particularly when the proposal calls for specific performance standards.

•Annual or long-term bonus plans. A fund will typically vote against bonus plans that are excessive or unreasonable and will use criteria similar to that used in the fund's Say on Pay analysis.

A fund will vote case by case on all other proposals but will look for the following situations that raise a high level of concern:

–plans that cannot be reasonably deciphered

–plans in which the maximum dollar payout per participant is not disclosed (bonus caps as a percentage of salary or another financial metric—e.g., total income are acceptable as long as the amounts are not unreasonable)

–broad discretion to set performance criteria, or too many performance criteria

–lack of correlation between performance and compensation

Adopting, amending, and/or adding shares to equity compensation plans

Appropriately designed stock-based compensation plans, administered by an independent board committee and approved by shareholders, can be an effective way to align the interests of long-term shareholders with the interests of management, employees, and directors.

A fund will vote case by case on compensation plan proposals. A plan or proposal will be evaluated in the context of several factors to determine whether it balances the interests of employees and the company's other shareholders.

These factors include the industry in which a company operates, market capitalization, and competitors for talent. A fund is likely to vote for a proposal in circumstances that include the following:

•Senior executives must hold a minimum amount of company stock (frequently expressed as a multiple of salary).

•Stock acquired through equity awards must be held for a certain period.

•The program includes performance-vesting awards, indexed options, or other performance- linked grants.

•Concentration of equity grants to senior executives is limited.

•Stock-based compensation is clearly used as a substitute for cash in delivering market- competitive total pay.

A fund is likely to vote against a proposal in circumstances that include the following:

•Total potential dilution (including all-stock-based plans) exceeds 20% of shares outstanding.

•Annual equity grants have exceeded 4% of shares outstanding.

•The plan permits repricing or replacement of options without shareholder approval.

•The plan provides for the issuance of "reload" options.

•The plan contains an automatic share replenishment ("evergreen") feature.

Additional employee compensation matters

•Repricing or replacing underwater options. A fund will generally vote for proposals to reprice or exchange stock options that meet the following three considerations:

–Value neutrality. An exchange/repricing proposal should be value-neutral.

–Exclusion of executive and director participation. Executives and directors should not participate in an exchange or repricing. If they do, the board should clearly state why the program is necessary to retain and provide incentives to executives and directors for the benefit of long-term shareholder value.

–Additional vesting requirements. New shares granted in an exchange should vest no earlier than the vesting date of the shares for which they were exchanged, and preferably later.

•Granting stock options. A fund will generally vote against management proposals to grant one- time stock options if dilution limits are exceeded. It will vote case by case on other proposals.

•Adopting deferred compensation plan. A fund will generally vote for proposals to adopt a deferred compensation plan unless the plan includes discounts.

•Adopting or adding shares to an employee stock purchase plan. A fund will typically vote against proposals to adopt or add shares to employee stock purchase plans if they allow employees to purchase shares at a price less than 85% of fair market value.

•Amending a 401(k) plan to allow excess benefits. A fund will generally vote for a proposal to amend a 401(k) plan to allow for excess benefits.

Nonemployee director compensation

A fund will vote case by case on proposals to adopt or amend nonexecutive director equity compensation plans, including stock award plans. Considerations include potential dilution, the size of the plan relative to employee equity compensation plans, annual grants made to nonemployee directors, and total director compensation relative to market.

A fund will generally vote against nonemployee director equity compensation plans that allow for repricing, as well as those that contain an evergreen feature. It may also vote against nonemployee director pensions.

A fund will vote case by case on all other proposals for nonemployee direct compensation.

Principle IV: Shareholder rights

Governance structures empower shareholders and ensure accountability of the board and management. Shareholders should be able to hold directors accountable as needed through certain governance provisions.

Board structure and director elections

•Classified ("staggered") boards. A fund will generally vote for proposals to declassify a current board and vote against management or shareholder proposals to create a classified board.

•Cumulative voting. A fund will generally vote for management proposals to eliminate cumulative voting and vote against management or shareholder proposals to adopt cumulative voting.

•Majority voting. If the company has plurality voting, a fund will typically vote for shareholder proposals that require a majority vote for election of directors. A fund may also vote for management proposals to implement majority voting for election of directors. A fund will generally vote against shareholder proposals that require a majority vote for election of directors if the company has a director resignation policy under which a nominee who fails to get a majority of votes is required to resign.

•Approval to fill board vacancies without shareholder approval. A fund will generally vote for management proposals to allow the directors to fill vacancies on the board if the company requires a majority vote for the election of directors and the board is not classified. It will generally vote against management proposals to allow directors to fill vacancies on a classified board.

•Board authority to set board size. Normally, a fund will support management proposals to set the board at a specific size. However, it will consider the anti-takeover effects of the proposal, particularly in the context of a hostile takeover offer or board contest. It will generally vote against management proposals to give the board the authority to set the size of the board without shareholder approval at a future time.

•Term limits for outside directors. A fund will generally vote for management proposals to limit terms of outside directors and will generally vote against shareholder proposals to limit such terms.

Shareholder access

A fund will vote case by case on management and shareholder proposals to adopt proxy access. Generally, it will vote for proposals permitting a shareholder or a group of up to 20 shareholders representing ownership and holdings thresholds of at least 3% of a company's outstanding shares for three years to nominate up to 20% of the seats on the board.

A fund will consider supporting shareholder proposals that have differing thresholds if the company has not adopted any proxy access provision and does not intend to do so.

Dual-class stock

This guideline applies when a company issues more than one class of stock, with different classes carrying different voting rights. The Vanguard Investment Stewardship approach to this issue is principled yet practical. It remains philosophically aligned to "one-share, one-vote" but mindful of the need not to hinder public capital formation in the equity markets.

Alignment of voting and economic interests is a foundation of good governance. Vanguard supports the idea of a newly public, dual-share- class company adopting a sunset provision that would move the company toward a one-share, one-vote structure over time.

A fund will vote case by case on proposals to eliminate dual-share-class structures with differential voting rights.

Defensive structures

•Shareholder rights plans/"poison pills." A fund will generally vote against adoption of poison pill proposals and for shareholder proposals to rescind poison pills, unless company-specific circumstances require that the board and management be provided reasonable time and protection in order to guide the company's strategy without excessive short-term distractions. This analysis would typically require engagements with both the company and the acquirer/activist.

•A fund will generally vote for "net operating loss" (NOL) poison pills and for proposals to amend securities transfer restrictions that are intended to preserve net operating losses that would be lost as a result of a change in control, as long as the NOLs exist and the provision sets forth a five-year sunset provision.

•A fund may also vote for shareholder proposals to subject a shareholder rights plan to a shareholder vote within a year of being adopted by the board of directors.

•Consideration of other stakeholder interests. A fund will vote case by case on management proposals to expand or clarify the authority of the board of directors to consider factors outside the interests of shareholders in assessing a takeover bid.

•Other anti-takeover provisions. In general, a fund will vote for proposals to create anti-greenmail provisions and against "fair price" provisions.

It will generally vote for shareholder proposals to opt out of anti-takeover provisions in state corporation laws where that is allowed (e.g., Pennsylvania).

Voting requirements

•Supermajority voting. A fund will generally vote against proposals to adopt supermajority vote requirements and for proposals to reduce or eliminate them.

•Confidential voting. A fund will generally vote for shareholder proposals to adopt confidential voting.

•Time-phased voting. A fund will vote typically against proposals to implement time-phased voting.

Special meetings and written consent

If a company does not have a right to call a special meeting, a fund will generally vote for management proposals to establish that right. It may also vote for shareholder proposals to establish this right, as long as the ownership threshold is not below 10% of current shares outstanding.

If a company already has the right to call a special meeting at a threshold of 25% or lower, a fund will generally vote:

•Against management proposals to increase the ownership threshold above 25%.

•Against shareholder proposals to lower the ownership threshold below the current threshold.

A fund will typically vote for management proposals to establish the right to act by majority written consent. It will generally support shareholder proposals to adopt this right if shareholders do not have the right to call a special meeting.

Advance notice of shareholder proposals

A fund will generally vote for management proposals to adopt advance notice requirements if the provision provides for notice of a minimum of 30 days and a maximum of 120 days before the meeting date and a submission window of at least 30 days prior to the deadline.

Bylaws amendment procedures

A fund will generally vote against management proposals that give the board the exclusive authority to amend the bylaws.

Change of company name

A fund will generally vote for proposals to change the corporate name unless evidence shows that the change would hurt shareholder value.

Reincorporation

A fund will vote case by case on management proposals to reincorporate to another domicile. Considerations include the reasons for the relocation and the differences in regulation, governance, or shareholder rights. A fund will vote case by case on management proposals to reincorporate outside the United States. Considerations include the reasons for the relocation, including differences in regulation, governance, shareholder rights, and potential tax benefits. Potential benefits (e.g., higher earnings/ stock price) will be weighed against reduced shareholder rights, potential for increased shareholder tax liability, and potential for other material, long-term risks to the company.

A fund will generally vote against shareholder proposals to reincorporate from one state to another.

Exclusive forum/exclusive jurisdiction

A fund will vote case by case on management proposals to adopt an exclusive forum provision. Considerations include the reasons for the proposal, regulations, governance and shareholder rights available in the applicable jurisdiction, and the breadth of the application of the bylaw.

Shareholder meeting rules and procedures

•Quorum requirements. A fund will generally vote against proposals that would decrease quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling arguments to support such a decrease.

•Other such matters that may come before the meeting. A fund will generally vote against proposals to approve "other such matters that may come before the meeting."

•Adjournment of meeting to solicit more votes. In general, a fund will generally vote for the adjournment if the fund supports the proposal in question and against the adjournment if the fund does not support the proposal.

•"Bundled" proposals. A fund will vote case by case on all bundled management proposals.

•Change in date, time, or location of annual general meeting. A fund will typically vote for management proposals to change the date, time, or location of the annual meeting if the proposed changes are reasonable.

•Hybrid/virtual meetings. A fund will generally support proposals seeking to conduct "hybrid" meetings (in which shareholders can attend a meeting of the company in person or elect to participate online). A fund may vote for proposals to conduct "virtual-only" meetings (held entirely through online participation with no corresponding in-person meeting).

To date, data show that virtual meetings can be an effective way to increase shareholder participation and reduce costs. Virtual meetings should not curtail rights—e.g., by limiting the ability for shareholders to ask questions. A fund will consider support if:

–meeting procedures and requirements are disclosed ahead of a meeting;

–a formal process is in place to allow shareholders to submit questions to the board;

–real-time video footage is available and attendees can call into the meeting or send a prerecorded message; and

–shareholder rights are not unreasonably curtailed.

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